UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2005

UNITED STATIONERS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10653 (Commission File Number)	36-3141189 (I.R.S. Employer Identification No.)

2200 East Golf Road Des Plaines, Illinois	60016-1267
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 699-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

United Stationers Inc.

Item 1.01               Entry Into a Material Definitive Agreement.

Entry Into Indemnification Agreements

On May 16, 2005, United Stationers Inc. (the “Company”) entered into standard director and executive officer indemnification agreements (the “Indemnification Agreements”), effective May 13, 2005, with Brian S. Cooper, Senior Vice President, and Treasurer and Kenneth M. Nickel, Vice President and Controller. The Indemnification Agreements provide for indemnification of Messrs. Cooper and Nickel for expenses, judgments, fines and settlement amounts incurred in any action or proceeding arising out of their individual services as an executive officer or services provided at the Company’s request. The Company’s standard form of indemnification agreement entered into with Messrs. Cooper and Nickel is incorporated herein by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 1, 2002.

Shareholder Approval of Restated Management Incentive Plan

On May 11, 2005, the stockholders of United Stationers Inc. (the “Company”) approved the Amended and Restated Management Incentive Plan (the “Restated MIP”) previously adopted by the Human Resources Committee (the “HR Committee”) of the Company’s Board of Directors on February 22, 2005 and filed as Appendix A to the Company’s definitive proxy statement filed with the SEC on April 6, 2005.  The Restated MIP amends and restates the Company’s Management Incentive Plan (“MIP”), previously approved by the Company’s stockholders on May 10, 2000 and included as Appendix B to the Company’s definitive proxy statement filed with the SEC on April 6, 2000.

The Restated MIP provides annual incentive compensation opportunities to key employees, other than those who participate in sales incentive or commission arrangements or are receiving consulting payments from the Company.  The HR Committee administers the Restated MIP.  Under the Restated MIP, cash bonuses become payable for a calendar year under a formula based on percentage attainment of Company performance goals that are predetermined by the HR Committee.  As previously disclosed in a Current Report on Form 8-K filed with the SEC on February 28, 2005, on February 22, 2005 the HR Committee established performance goals and bonus award opportunities for the Company’s executive officers for 2005 under the Restated MIP.

The description of the Restated MIP set forth above is qualified by the plan as filed as Appendix A to the Company’s definitive proxy statement filed with the SEC on April 6, 2005 and, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: May 16, 2005	/s/ Kathleen S. Dvorak
Kathleen S. Dvorak
Senior Vice President and Chief Financial Officer